GOODWILL AND PURCHASED INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2012
GOODWILL AND PURCHASED INTANGIBLE ASSETS
GOODWILL AND PURCHASED INTANGIBLE ASSETS

NOTE 8—GOODWILL AND PURCHASED INTANGIBLE ASSETS

        On October 16, 2010, the Company entered into an Ordinary Shares Purchase Agreement with iTV and Smart Frontier, the sole shareholder of iTV, to enable the Company to launch an Internet TV platform to generate revenue through subscription, advertising and value-added service in the coming years. Pursuant to the Ordinary Shares Purchase Agreement, the Company agreed to purchase from Smart Frontier 5,100,000 ordinary shares of Stage Smart held by Smart Frontier, or the Purchase Shares, for an aggregate purchase price of $10.0 million. The Purchased Shares constituted 51% of the total shares of iTV then held by Smart Frontier. The purchase price for the Purchased Shares was paid in the form of the number of the Company's ordinary shares calculated by dividing $10.0 million by the average closing price per share of the Company's ordinary shares quoted on the NASDAQ stock market for the thirty day period immediately preceding the date of closing of the transaction which management believed closely approximated the market value on the day of issuance subject to customary closing conditions. Pursuant to the Ordinary Shares Purchase Agreement, the Company had the right to repurchase the Company's shares issued in exchange for iTV's ordinary shares held by the Company if, by the one year anniversary of the closing date, regulatory approvals had not been obtained as outlined in the post-closing covenants. Concurrent with entering into the Ordinary Shares Purchase Agreement, the Company also entered into a Series A Preference Shares Purchase Agreement with iTV and its affiliated entity, its wholly owned subsidiaries, and Smart Frontier. Pursuant to the Series A Preference Shares Purchase Agreement, the Company agreed to purchase from iTV 9,600,000 Series A Preference Shares of iTV at a price of $2.08333 per share, for an aggregate cash consideration of $20.0 million. Under certain conditions, shares of Series A Preference Shares are convertible into ordinary shares on a 1:1 basis. Series A Preference Shares have equal voting rights as ordinary shares. They are entitled to cumulative dividends at a rate of 8% of the original issue price and can also participate in other dividends declared by iTV. The Purchase Shares and the Series A Preference Shares together constituted 75% of the total shares of iTV which gives the Company control over iTV. The Company recorded this transaction as an acquisition of a business.

        The transactions closed on November 8, 2010. The Company issued 4,473,272 (or 1,491,091 after reverse share split) ordinary shares to Smart Frontier with a fair value of $ 9.8 million based on the market price of the Company's ordinary share as at November 8, 2010 for the purchase price of $10.0 million for the iTV ordinary shares and made cash payments of $20.0 million to iTV for the purchase of Series A Preference Shares. As a result of the acquisition, the Company recorded intangible assets of $5.0 million, and goodwill of $13.8 million which represented the excess of the purchase price over the net tangible and intangible assets acquired. Goodwill mainly consisted of the extensive knowledge and expertise of the management team in the Internet TV industry complemented by the execution ability of the operation team. The amortizable intangible assets acquired consisted of estimated fair values of iTV's technology platform of $4.7 million and non-compete agreements signed with key executives upon closing of the transaction of $0.3 million. The Company amortized these intangible assets on a straight-line basis over an estimated weighted-average life of 4 years.

        On October 16, 2011, the Company and the iTV shareholders agreed to extend the date of exercising its repurchase right from the original date of October 16, 2011 to April 16, 2012. On April 15, 2012, the Share Exchange Agreement was entered into by the Company and the iTV shareholders to exercise the repurchase right. The transaction was effective on June 4, 2012 and the transfer was completed on June 21, 2012. Upon the execution of the Share Exchange Agreement, 4,473,272 (or 1,491,091 after reverse share split) UTStarcom ordinary shares previously held by Smart Frontier were transferred back to the Company as treasury shares ,and the 5,100,000 ordinary shares of Stage Smart Limited previously held by UTStarcom were transferred back to Smart Frontier Holdings Limited. After the repurchase, the Company decreased its ownership in iTV from 75% to approximately 49% and reduced its representation on the iTV board of directors from three to two out of a total of five board seats, which triggered deconsolidation of iTV from its consolidated financial statements starting from June 21, 2012. The Company derecognized the goodwill and intangible assets on June 21, 2012 upon the deconsolidation of iTV. Upon the deconsolidation, the Company derecognized the assets (including an appropriate allocation of goodwill) and liabilities of iTV at their carrying amounts on the date control was lost, derecognized the carrying amount of any NCI at the date control was lost (including any components of accumulated other comprehensive income attributable to it), and recognized the fair value of the proceeds from the transaction. There was no material gain or loss resulting from the transaction. As a result of the repurchase, the Company measured the fair value of its retained interests in the Series A Preference Shares of iTV at the date of losing control, which amounted to $14.9 million. Since the remaining Series A Preference Shares of iTV invested by the Company did not qualify as the in-substance common stock due to their substantive liquidation preference, the Company uses the cost method to account for investment in the iTV Series A preference shares after the deconsolidation.

        The Company conducted its annual impairment test as of November 1, 2011. Based on the annual impairment test, the fair value of iTV exceeded its carrying value, and therefore, no impairment provision was considered necessary. There were no triggering events identified from the date of its assessment through December 31, 2011 that would have required an update to its annual impairment test. In addition, there were no triggering events identified during 2011 that would require an impairment test on intangible assets to be conducted by the Company. As of December 31, 2011, goodwill was $13.8 million, the entire amount of which was allocated to the Service segment. The goodwill was derecognized in 2012 as the result of the loss of control over deconsolidation of iTV (See Note 5). The following table sets forth the purchased intangible assets associated with the acquisition as of December 31, 2012:

	December 31, 2012				December 31, 2011
	Gross	Accumulated Amortization	Effect of ITV deconsolidation	Net	Gross	Accumulated Amortization	Net
	(in thousands)
Amortizable intangible assets
Technology Platform	$4,708	$(1,863)	$(2,845)	$—	$4,708	$(1,373)	$3,335
Non-compete Agreements	247	(98)	(149)	—	247	(72)	175

Subtotal	4,955	(1,961)	(2,994)	—	4,955	(1,445)	3,510

Unamortizable intangible assets
Domain Name	160	—	(160)	—	115	—	115

Total	$5,115	$(1,961)	$(3,154)	$—	$5,070	$(1,445)	$3,625

        Amortization of intangible assets was $0.5million and $1.2 million for the year ended December 31, 2012 and 2011, respectively.

        The unamortized intangible assets were all related to iTV, so the intangible balance was derecognized due to the iTV deconsolidation.